SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 12, 2004

ShoLodge, Inc.

(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of
incorporation or organization)

0-19840 (Commission File Number)	62-1015641 (I.R.S. Employer Identification Number)

130 Maple Drive North
Hendersonville, TN
(Address of principal executive offices)

37075
(Zip Code)

615-264-8000
(Registrant’s telephone number)

Signatures
EX-99.1 PRESS RELEASE

ITEM 7–FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)            Exhibits:

99.1          Press Release dated April 12, 2004*

*      Filed herewith

ITEM 12 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 12, 2004, the Company issued a press release announcing financial results for the fiscal year ended December 28, 2003, a copy of which is attached hereto as Exhibit 99.1.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOLODGE, INC.

Date: April 12, 2004	By:	/s/	Bob Marlowe Bob Marlowe Secretary-Treasurer Chief Accounting Officer